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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):     MAY 15, 2006







                           NATIONAL DATACOMPUTER, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                  0-15885                      04-2942832
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(STATE OR OTHER JURISDICTION      (COMMISSION                   (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)                IDENTIFICATION NO)



900 MIDDLESEX TURNPIKE, BLDG. 5, BILLERICA, MASSACHUSETTS           01821
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



        Registrant's telephone number including area code: (978) 663-7677



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

         On May 15, 2006, National Datacomputer, Inc. (the "Company") issued 4,054,185 unregistered shares of its common stock, $.08 par value per share, to Capital Bank Grawe Gruppe AG or its customers ("Capital Bank") as payment and satisfaction of $401,597 in interest that was due under the terms of the Company's Series B, C, and D Convertible Preferred Stock that is currently issued, outstanding, and held by Capital Bank. No underwriters were involved in the transaction, and there were no underwriting discounts or commissions.

         The shares of Company common stock were issued in reliance on the exemption from the federal securities registration requirement provided by section 4(2) of the Securities Act of 1933, as amended, and any applicable rules promulgated thereunder.











                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL DATACOMPUTER, INC.
                                       (Registrant)


Date:    May 19, 2006                  By: /s/ William B. Berens
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                                           William B. Berens
                                           President and Chief Executive Officer